UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2024

Redwood Enhanced Income Corp.

(Exact name of registrant as specified in its charter)

Maryland	000-56413	88-0824777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 West 55th Street, 26th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 970-1400

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 1, 2024, Redwood Enhanced Income Corp. (the “Company”) entered into the Fifth Amendment (“Fifth Amendment”) to that certain Senior Secured Revolving Credit Agreement, dated as of April 6, 2022, by and among the Company, the lenders party thereto and ING Capital LLC, as Administrative Agent (as amended by the Incremental Commitment and Assumption Agreement and First Amendment to Senior Secured Revolving Credit Agreement, dated as of May 13, 2022, the Second Amendment to Senior Secured Revolving Credit Agreement and First Amendment to Guarantee, Pledge and Security Agreement, dated as of June 15, 2022, the Incremental Commitment and Assumption Agreement, dated as of August 26, 2022, the Third Amendment to Senior Secured Revolving Credit Agreement, dated as of November 22, 2023, the Incremental Commitment Agreement, dated as of January 17, 2024, the Fourth Amendment to Senior Secured Revolving Credit Agreement, dated as of July 2, 2024 and the Fifth Amendment, the “Credit Agreement”). Among other things, the Fifth Amendment extends the (i) revolver availability period from April 6, 2025 to April 6, 2026 and (ii) scheduled maturity date from April 6, 2026 to April 6, 2027.

The foregoing description of the Fifth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Fifth Amendment, which is filed as Exhibit 10.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Fifth Amendment, dated as of November 1, 2024 to the Senior Secured Revolving Credit Agreement, dated as of April 6, 2022, by and among Redwood Enhanced Income Corp., the lenders party thereto and ING Capital LLC, as Administrative Agent, as amended by the Incremental Commitment and Assumption Agreement and First Amendment to Senior Secured Revolving Credit Agreement, dated as of May 13, 2022, the Second Amendment to Senior Secured Revolving Credit Agreement and First Amendment to Guarantee, Pledge and Security Agreement, dated as of June 15, 2022, the Incremental Commitment and Assumption Agreement, dated as of August 26, 2022, the Third Amendment to Senior Secured Revolving Credit Agreement, dated as of November 22, 2023, the Incremental Commitment Agreement, dated as of January 17, 2024, the Fourth Amendment to Senior Secured Revolving Credit Agreement, dated as of July 2, 2024.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REDWOOD ENHANCED INCOME CORP.

Date: November 6, 2024	By:	/s/ Sean Sauler
Name: Sean Sauler
Title: Co-President